SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Under Rule 14a-12

                      Integrated Information Systems, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement no.:
      (3)   Filing Party:
      (4)   Date Filed:

                                       [LOGO INTEGRATED INFORMATION SYSTEMS(TM)]
                                       -----------------------------------------
                                       Notice of Annual Meeting of Stockholders to be Held on June 5, 2003
To Our Stockholders:

      The 2003 Annual Meeting of Stockholders of Integrated Information Systems, Inc., a Delaware corporation (the "Company") will be held at the offices of the Company at 2250 West 14th Street, Tempe, Arizona 85281, on June 5, 2003, beginning at 9:00 a.m. Pacific Daylight Time. The annual meeting is being held for the following purposes:

      1.    To elect five directors, each for a term of one year;

      2.    To reduce the number of authorized shares of Common Stock;

      3. To ratify the appointment of Hein + Associates LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003; and

      4. To transact such other business as may properly come before the meeting.

      These items are more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on April 23, 2003 are entitled to receive notice of and to vote at the meeting or any postponement or adjournment thereof. Information relating to the matters to be considered and voted on at the meeting is provided on the proxy statement accompanying this Notice of Annual Meeting.

                                        By Order of the Board of Directors

                                        /s/ Donald H. Megrath
                                        ---------------------
                                        Donald H. Megrath
                                        Senior Vice President, Chief Financial
                                        Officer, and Secretary

Tempe, Arizona
May 5, 2003


To be mailed to Stockholders on or about May 14, 2003.


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHTS TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.


      Headquarters 2250 West 14th Street Tempe, Arizona 85281 866.447.6246

                                TABLE OF CONTENTS

                                                                            Page

ABOUT THE MEETING .........................................................   1
     What is the purpose of the annual meeting? ...........................   1
     Who is entitled to vote? .............................................   1
     Who can attend the meeting? ..........................................   1
     What constitutes a quorum? ...........................................   1
     How do I vote? .......................................................   2
     Can I change my vote after I return my proxy card? ...................   2
     What are the Board's recommendations? ................................   2
     What vote is required to approve each item? ..........................   2
     Who pays for the preparation of the proxy? ...........................   3
     Can I see a list of the stockholders entitled to vote? ...............   3
     What should I have received to enable me to vote? ....................   3
PROPOSALS TO OUR STOCKHOLDERS .............................................   4
     General ..............................................................   4
     Vote Required and Recommendation .....................................   4
     How are directors compensated? .......................................   4
     Are our employees paid additional compensation for service as
       directors? .........................................................   4
     How often did the Board meet during 2002? ............................   4
     What committees has the Board established? ...........................   4
THE COMPENSATION COMMITTEE ................................................   5
     Report of the Compensation Committee on Executive Compensation .......   5
     General Compensation Policy ..........................................   5
     Base Salary ..........................................................   5
     Equity-Based Incentives ..............................................   6
     Other Benefits .......................................................   6
     Internal Revenue Code - Section 162(m) ...............................   6
     Compensation Committee Interlocks and Insider Participation ..........   6
AUDIT COMMITTEE ...........................................................   6
MANAGEMENT ................................................................   8
EXECUTIVE COMPENSATION ....................................................  10
     Summary Compensation Table ...........................................  10
     Option Grants in Last Fiscal Year ....................................  11
     Aggregate Option Exercises in 2002 and Holdings at Year End ..........  11
     Equity Compensation Plan .............................................  12
     Employment Agreements ................................................  12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................  12
STOCK PERFORMANCE GRAPH ...................................................  13
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT ..................  14
AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE
  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK .............................  15
RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS OUR
  INDEPENDENT PUBLIC ACCOUNTANTS ..........................................  17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...................  18
STOCKHOLDER PROPOSALS AND NOMINATIONS .....................................  18
OTHER MATTERS .............................................................  18
APPENDIX ..................................................................  19

[LOGO INTEGRATED INFORMATION SYSTEMS(TM)]

                           ANNUAL STOCKHOLDERS MEETING

                                 PROXY STATEMENT

      This proxy statement contains information related to our 2003 Annual Meeting of Stockholders to be held on June 5, 2003, beginning at 9:00 a.m. Pacific Daylight Time at the offices of the Company at 2250 West 14th Street, Tempe, Arizona 85281, and at any adjournments or postponements thereof.


      The enclosed proxy is being solicited by our Board of Directors. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about May 14, 2003.


                                ABOUT THE MEETING

What is the purpose of the annual meeting?

      At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, which are:

      o     the election of five directors;
      o the approval of a proposal to reduce the number of authorized shares of Common Stock;
      o the ratification of the appointment of Hein + Associates LLP as our independent public accountants for the year ending December 31, 2003; and
      o the transaction of such other business as may properly come before the meeting.


Who is entitled to vote?

      Only stockholders of record at the close of business on the record date, April 23, 2003, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted.

Who can attend the meeting?

      All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in "street name," that is through a broker or other nominee, you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock on the record date will constitute a quorum. As of March 21, 2003, there were 3,480,151 shares of our Common Stock issued and outstanding. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called abstentions), shares represented by proxies or ballots that are marked "withhold authority" with respect to the election of any nominee for election as a director, and votes withheld by brokers in the absence of instructions from beneficial holders (called broker non-votes) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the meeting, but will have no effect on the outcome of Proposal 3.

      If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the meeting, a majority of the votes present (either in person or by proxy) at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

Registered Shareholders

      o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.
      o If you wish to vote at the meeting, you may deliver your completed proxy card in person or may vote by ballot in person at the annual meeting.

"Street Name" Shareholders

      o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.
      o If you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.
      o Alternatively, you may vote by phone or online in accordance with the instructions set forth on the proxy card.

Can I change my vote after I return my proxy card?

      Yes. Even after you have submitted your proxy card or voted by telephone or online, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are provided together with a description of each proposal in this proxy statement. In summary, the Board recommends a vote:

      o     for election of the nominated slate of directors (see page 4);
      o for the reduction in the number of authorized shares of Common Stock (see page 15);
      o for ratifying the appointment of Hein + Associates LLP as our independent public accountants for the year ending December 31, 2003 (see page 17).


What vote is required to approve each item?

      Election of Directors. The nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Stockholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

      Reduction in the Number of Authorized Shares of Common Stock. The proposal to amend our Certificate of Incorporation to reduce the number of authorized shares of Common Stock will be approved upon the affirmative vote of a majority of shares of Common Stock issued and outstanding entitled to vote on the proposal.

      Ratifying the Appointment of Hein + Associates LLP. The proposal to ratify the appointment of Hein + Associates LLP as our independent public accountants for the year ending December 31, 2003 will be adopted upon the affirmative vote of the majority of shares voting on the proposal. Abstentions and brokers non-votes will have no effect on the outcome.

      James G. Garvey, Jr., our Chief Executive Officer, owned 61% of our Common Stock as of March 21, 2003. Mr. Garvey's common stock holdings are sufficient to elect the director nominees and pass Proposals 2 and 3. We anticipate that Mr. Garvey will vote in favor of the director nominees and Proposals 2 and 3.

Who pays for the preparation of this proxy?

      We will pay the cost of preparing, assembling and mailing the proxy statement and the proxy card. Our representatives will not receive any compensation for soliciting proxies other than their regular salaries or consulting fees. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Can I see a list of the stockholders entitled to vote?

      Any stockholder may look at the complete list of the stockholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 2250 West 14th Street, Tempe, Arizona 85281, for a period of ten days prior to the meeting and at the meeting itself.

What should I have received to enable me to vote?

      Your package from us should contain this proxy statement and a proxy card. This package is being mailed on or about May 14, 2003.

                          PROPOSALS TO OUR STOCKHOLDERS

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

General

      The first proposal for consideration at the annual meeting is the election of a new Board composed of the five persons set forth below. If elected, each of these directors will hold office until the 2004 Annual Meeting of Stockholders or until his earlier resignation or removal.

                              James G. Garvey, Jr.
             John M. Blair                         Stephen W. Brown
             R. Nicholas Loope                     Richard M. Gardner

      We expect that a majority of the common stock will be voted in favor of the five nominees named above. All of the five nominees are currently serving as directors. Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" on page 8 of this proxy statement.

Vote Required and Recommendation

The nominees for election to the Board of Directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected directors. Stockholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

--------------------------------------------------------------------------------
      The Board of Directors recommends a vote FOR election of each of the director nominees.
--------------------------------------------------------------------------------

How are directors compensated?

      Our policy has been to pay no cash compensation to directors who are our employees or affiliates for their service as directors. Outside directors are reimbursed for all out-of-pocket expenses incurred in the performance of their duties to us, including attendance at Board meetings, at $1,000 and 1,250 immediately exercisable options per Board meeting and $500 ($1,000 for the chair) and 750 immediately exercisable options per committee meeting attended. Upon initial election to our Board, we currently grant to our outside directors options to purchase 4,000 shares of common stock. These options vest quarterly in four equal installments. We may, at our discretion, grant additional stock options and other equity awards to our directors from time to time under our stock option plan.

Are our employees paid additional compensation for services as directors?

      No. We do, however, reimburse them for travel and other related expenses.

How often did the Board meet during 2002?

      The Board met six times during 2002. All of our incumbent Board members attended 75% or more of the total meetings of the Board and any Board committees on which they served during 2002.

What committees has the Board established?

      The Board has standing Compensation and Audit Committees. We do not maintain a standing nominating committee or other committee performing similar functions. The function of nominating directors is carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for directors at a stockholders meeting. For more information, see page 18 under "Stockholder Proposals and Nominations."

                                        Compensation            Audit
             Name                        Committee            Committee
--------------------------------------  ------------          ---------
James G. Garvey, Jr...................       X
John M. Blair.........................       X
Stephen W. Brown......................       X                    X
N. Nicholas Loope.....................                            X
Richard M. Gardner....................                            X

                           THE COMPENSATION COMMITTEE

      During 2002, the Compensation Committee was composed of James G. Garvey, Jr., John M. Blair and Stephen W. Brown. The Committee reviews the performance of management and will at the appropriate times review the structure of management and plans for management succession. Mr. Garvey does not participate in any Committee reviews or determinations of his compensation as an officer and employee. The Committee also reviews and approves our compensation policies and administers our stock option plans. Our Compensation Committee did not meet in 2002.

         Report of the Compensation Committee on Executive Compensation

      The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Report.

      In 2002 the Committee did not revisit the general compensation policy previously set or engage in a complete review of compensation for executive officers. On February 10, 2003 the Committee met to review base salary and equity-based incentives of the Company's executive officers.

      It is the duty of the Compensation Committee to review and determine the salaries and bonuses of our executive officers, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee believes that the compensation programs for the executive officers should reflect our company's performance and the value created for our shareholders. In addition, the compensation programs should support the goals and values of our company and should reward individual contributions to our company's success.

      General Compensation Policy. The Compensation Committee's policy is to provide our executive officers with compensation that is based on their individual performance, the financial performance of our company and the level of compensation required to attract and retain highly skilled individuals. Each officer's compensation is composed of (i) a base salary and (ii) stock-based incentives designed to tie the overall compensation of the officers to the interests of the shareholders. The committee retained, without change in 2002, other elements of executive compensation. These include health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

      We believe that the interests of executive officers should be directly aligned with those of our shareholders. Our philosophy is to pay base salaries to executives that enable us to attract, motivate and retain highly qualified executives and to motivate executives to achieve the Corporation's business goals and recognize individual contributions. Stock option grants are intended to result in no reward if the stock price does not appreciate, but may provide substantial rewards to executives as shareholders benefit from stock price appreciation. These grants are primarily designed to provide incentives for superior long-term future performance. We do not use a formula to weight the various factors we consider in connection with executive compensation.

      Base Salary. Each executive officer receives a base salary which, when aggregated with his maximum incentive compensation, is intended to be competitive with similarly situated executives in similar industry positions. In determining salaries, we also take into account individual experience and performance and our specific needs. The committee applied these subjective standards in determining the Chief Executive Officer's compensation for 2002. Mr. Garvey's base salary was established to competitively align his compensation with chief executive officers at similarly situated industry participants. The Compensation Committee and the Board reviewed and accepted the Chief Executive Officer's recommendations regarding the compensation of the other executive officers. Mr. Garvey, and other members of management, agreed to take pay reductions during 2003 in light of company performance and overall market conditions.

      Equity-Based Incentives. We believe that it is important for our executive officers to have an equity stake in our company. We make stock option grants to key executives from time to time. Consistent with this purpose, because Mr. Garvey, our Chief Executive Officer, already holds a significant, controlling equity stake in the Company, he did not participate in our stock option plan until 2003, after we met to review and revise this policy in February of 2003. In awarding stock option grants, we review the level of grants to executives at other similarly situated companies, the awards granted to our other executives and the individual officer's specific role at our company

      Other Benefits. Executive officers are eligible to participate in benefit programs designed for all full-time employees. These programs include medical, disability and life insurance, our employee stock purchase plan and a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, as amended.

      Internal Revenue Code - Section 162(m). In 1994, the Internal Revenue Code was amended to add a limitation on the tax deduction a publicly-held company may take on compensation aggregating more than $1 million for selected executives in any given year. The law and related regulations are subject to numerous qualifications and exceptions. Generally, gains realized on stock options are subject to the tax limitation unless they are issued under plans approved by stockholders. To date, we have not been subject to the deductibility limitation, and our general policy is to structure our equity-based compensation to comply with the exception to the limitation.

                                  John M. Blair
                                Stephen W. Brown
                              James G. Garvey, Jr.

           Compensation Committee Interlocks and Insider Participation

      There were no interlocking relationships between us and other entities that might affect the determination of the compensation of our executive officers. James G. Garvey, Jr. serves on our Compensation Committee and is our Chief Executive Officer. For additional information, see page 12, "Certain Relationships and Related Transactions."

                                 AUDIT COMMITTEE

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this Report.

      The Audit Committee, which currently consists of Stephen W. Brown, R. Nicholas Loope and Richard M. Gardner, met five times during 2002, all of which meetings included our independent accountant at that time, KPMG LLP. Mr. Gardner joined the Board and the Audit Committee in March 2002. The Audit Committee reviews and approves the scope of the audit performed by our independent auditors as well as our accounting principles and internal accounting controls.

                          Report of the Audit Committee

      Our Audit Committee consists of three directors, each of whom is an independent director as defined under the applicable rules of the Nasdaq Stock Market. While our common stock was delisted from The Nasdaq SmallCap Market and moved to the OTC Bulletin Board in April 2003, we continue to use the qualitative listing standards of the Nasdaq Stock Market for internal purposes. Accordingly, consistent with Nasdaq's independent director and audit committee listing standards, a director will not be considered "independent" if, among other things he has:

      o been employed by the corporation or its affiliates in the current or past three years; accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service);

      o an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates;

      o been a partner, controlling shareholder or an executive officer of any business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, in any of the past three years; or

      o been employed as an executive of another entity when any of the company's executives serve on that entity's compensation committee.

      The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent accountant the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

      o     methods used to account for significant unusual transactions;

      o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

      o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

      o disagreements (if any) with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

      The Audit Committee has also received the written disclosures and the letter from our independent accountant, Hein + Associates LLP, required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," which describes all the relationships between Hein + Associates LLP and the Company that might bear on Hein + Associates LLP's independence. Additionally, the Audit Committee has discussed with Hein + Associates LLP the issue of its independence as relates to us.

      Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                Stephen W. Brown
                                R. Nicholas Loope
                               Richard M. Gardner

                                   MANAGEMENT

      The following table sets forth the names and positions of all of the current executive officers and directors of the Company.

      Name                        Age    Position
      ----                        ---    --------

      James G. Garvey, Jr......    38    President, Chief Executive Officer, and
                                         Chairman of the Board of Directors

      John M. Blair............    64    Director

      Stephen W. Brown.........    59    Director

      R. Nicholas Loope........    53    Director

      Richard M. Gardner.......    65    Director

      Donald H. Megrath........    42    Senior Vice President, Chief Financial
                                         Officer and Secretary

      Kenneth J. Biehl.........    48    Senior Vice President, Controller,
                                         Treasurer and Assistant Secretary

      James G. Garvey, Jr. founded Integrated Information Systems in 1989 and has served as the Company's President, Chief Executive Officer, and Chairman of the Board since inception. Mr. Garvey graduated Cum Laude with a degree in Industrial Engineering from Arizona State University and has completed graduate studies at Arizona State University in computer integrated manufacturing, software development and database design. He is professionally certified in Systems Integration by the Institute of Industrial Engineers and has received certifications from Microsoft, Lotus and Novell. Mr. Garvey serves on the Dean's Advisory Counsel for the ASU Engineering College and the Advisory Board for the ASU Center for Services Marketing. He has also taught Special Topics:
Entrepreneurship for the ASU College of Engineering and Applied Science. In addition, Mr. Garvey is a member of the Information Technology Services Marketing Association and the Institute for Industrial Engineers. Mr. Garvey was recognized by the Arizona Software Association as CEO of the Year in 1999 and by Ernst & Young for Technology/eBusiness Entrepreneur of the Year in 2000.

      John M. Blair has been on our Board of Directors since January 2001. Mr. Blair served as our Chief Operating Officer from May 1999 through January 2001. Previously, he was an independent management consultant providing strategic and operational counsel to individuals and organizations in technology management and resumed that practice in 2001. In 1994, Mr. Blair co-authored "Boxes and Lines," a manual for business process redesign and reengineering. Mr. Blair earned a B.S. in Engineering from Purdue University and an MAOM from the University of Phoenix. Mr. Blair served on the Board of Trustees of Western International University for 16 years, including holding the chairman's position for two years. He now serves on the Board of The Apollo Group, the holding company for the University of Phoenix, a provider of higher education programs for working adults.

      Dr. Stephen W. Brown has been on our Board of Directors since February 2001. He has over 25 years of experience in management consulting and education. He holds the Edward M. Carson Chair in Services Marketing, is a Professor of Marketing, and the Director of the Center for Services Marketing & Management
(SMM) at Arizona State University in Tempe, Arizona. Dr. Brown is a past president of the American Marketing Association and received the AMA's prestigious Career Contributions to Services Marketing Award in 1997. He has co-authored and co-edited 20 books and more than 150 articles. He currently serves as a director for The HSM Group, Ltd. and neoIT.com, Inc., an online global IT services marketplace. Dr. Brown also serves as a member of the advisory counsel of Evolve Software, Inc., a professional services software provider.

      R. Nicholas Loope has been on our Board of Directors since January 2001. Mr. Loope is the President and Founder of HL Design Build, LLC, an architectural design and construction concern that specializes in high end custom residential and specialty retail projects throughout the Southwest. Prior to establishing
HL Design Build, LLC, Mr. Loope served as the President and Chief Executive Officer of The Durrant Group, Inc., the 200th largest international architectural and engineering design firm in North America. Mr. Loope is a tenured Professor in the College of Architecture and Environmental Design at Arizona State University. Mr. Loope earned a Bachelor of Architecture degree from the University of Maryland, a Master of Environmental Design from Yale University, and successfully completed the Harvard Business PMD Program.

      Richard M. Gardner has been on our Board of Directors since March 2002. Mr. Gardner is a Certified Public Accountant who served 38 years in public accounting with Deloitte & Touche LLP in Los Angeles and Phoenix, beginning his partnership with the firm in June 1973. During this time, his management positions included Partner-in-Charge of the Los Angeles Assurance & Advisory Services (Audit), Emerging Business Services and Marketing Groups and Professional Practice Director, where he was responsible for risk management, quality control, concurring reviews and technical consultation on accounting, financial reporting and auditing matters. Mr. Gardner is a board member for the Arizona State Board of Accountancy. He received his Bachelors of Arts in accounting from Brigham Young University.

      Donald H. Megrath joined our company as Vice President Finance and Operations in September 2001 and was promoted to Senior Vice President and Chief Financial Officer in January 2003. He was appointed Secretary in April 2003. From September 1995 through September 2001, Mr. Megrath held several positions with STEP Technology, Inc., a regional technology consulting firm based in Portland, Oregon, most recently, from April 2000 to September 2001, as Chief Financial Officer. Prior to serving STEP as Chief Financial Officer, he served as Director of Corporate Services Operations and, prior to that, Vice President Operations, New Media. Mr. Megrath received a Master of Business Administration from George Fox University in 1996 and a Bachelor of Arts in Telecommunications from George Fox University in 1984.

      Kenneth J. Biehl joined our Company as Senior Vice President and Corporate Controller in March 2002 and was appointed Treasurer and Assistant Secretary in May 2002. From March 1999 through March 2002, Mr. Biehl was President of CFO Solutions, a management consulting firm, where he consulted for and was engaged as: the Executive Vice President and Chief Financial Officer of LeapSource, Inc., an internet-based, web-enabled provider of finance and accounting outsourcing services; the Executive Vice President and Chief Financial Officer of Advance Biometrics, a high-tech software developer and manufacturer of biometric solutions for Internet and physical security; and the Executive Vice President and Chief Financial Officer of DiscoverResorts.com, an Internet-marketed, international resort rental management and services company. From March 1996 through March 1999, Mr. Biehl was Vice President and Chief Financial Officer of Sunstone Hotel Investors, a NYSE real estate investment trust. From March 1997 to March 1999, Mr. Biehl was Vice President and Corporate Controller for Starwood Lodging. Mr. Biehl received his B.S. from Brigham Young University in 1986 and is a Certified Public Accountant. Mr. Biehl is President of LDS Networking, Inc., a national, nonprofit networking company; Chairman of the Networking Committee of the Arizona Management Society, which is affiliated with the Marriott School of Management of Brigham Young University; and Chairman of the Phoenix Chapter of the Financial Executives Networking Group, a national association of over 10,000 senior financial executives.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth summary information concerning all compensation that we paid to our Chief Executive Officer and the other four named executive officers during the years ended December 31, 2002, 2001 and 2000. Except as otherwise disclosed, all compensation enumerated in the column labeled "All Other Compensation" reflects payments made to the named executive officers pursuant to our 401(k) plan.

                                                               Annual              Long-Term
                                                            Compensation         Compensation
                                                         --------------------  ----------------
                                                                                    Awards
                                                                               ----------------
                                                                                  Securities
                                                                                  Underlying              All Other
                                                                                   Options/             Compensation
     Name and Principal Position             Year           Salary ($)               SARs                    ($)
---------------------------------------  --------------  --------------------  ------------------   ----------------------
James G. Garvey.....................         2002         $     279,373               --             $      19,045(1)
    Chief Executive Officer                  2001         $     273,461               --             $      19,314
    and President                            2000         $     149,065               --             $      19,026

Donald H. Megrath (2) ..............         2002         $     126,874             10,000
    Senior Vice President,                   2001         $      45,891             12,000                      --
    Chief Financial Officer
    and Secretary

William A. Mahan (3) ...............         2002         $     156,600             20,000
    Executive Vice President,                2001         $      14,255             24,000                      --
    Chief Financial Officer,
    Treasurer

Mark N. Rogers (4) .................         2002         $     120,000             30,000
    Vice President, General Counsel          2001         $       2,308               --                        --
    and Secretary

Kenneth J. Biehl (5) ...............         2002         $      91,907             10,000
    Senior Vice President, Controller,                               --
    Treasurer and Assistant Secretary

----------

(1) Reflects car allowance and automobile insurance premiums in the amounts of $18,014, $17,192 and $17,140 for 2002, 2001 and 2000, respectively, and our matching contributions made to Mr. Garvey's 401(k) account in the amounts of $1,031.22, $2,122, and $1,490 for 2002, 2001 and 2000,
      respectively.

(2)   Began serving as Chief Financial Officer in January 2003.

(3) Joined the company in November, 2001 and employment terminated in January 2003.

(4)   Joined the company in December, 2001 and resigned in April 2003.

(5)   Joined the company in March, 2002.

Option Grants in Last Fiscal Year

      The following table sets forth information concerning grants of stock options to the named executive officers during 2002.

                                                              Individual Grants
                                      -------------------------------------------------------------
                                         Number of       Percent of
                                         Securities     Total Options
                                         Underlying      Granted to       Exercise                       Grant Date
                                          Options       Employees in        Price        Expiration       Present
Name                                      Granted        Fiscal Year      ($/Share)         Date        Value $(1)
----                                      -------        -----------      ---------         ----        ----------
James G. Garvey.....................            --              --              --              --                --
Donald H. Megrath...................        10,000           .8747             .60         8/20/12            508.00
William A. Mahan....................        20,000          1.7494             .60         8/20/12          1,016.00
Mark N. Rogers......................        15,000          1.3120            1.55         2/20/12          1,968.00
                                            15,000          1.3120             .60         8/20/12            762.00
Kenneth J. Biehl....................        10,000           .8747            1.50         5/22/12          1,270.00

----------
(1) Based on the Black-Scholes option pricing model, assuming that one-sixth of the options will become exercisable every six months until fully vested on the third anniversary of grant, no dividend yield, expected volatility of 250% and a risk-free interest rate of 2.98%.

Aggregate Option Exercises in 2002 and Holdings at Year End

      The following table sets forth information concerning option exercises and option holdings for 2002 with respect to the named executive officers.

                                                                   Number of Securities
                                                                  Underlying Unexercised          Value of Unexercised
                               Shares                                   Options at                In-The-Money Options
                              Acquired           Value                Fiscal Year-End             at Fiscal Year-End (1)
Name                         On Exercise        Realized       Exercisable     Unexercisable   Exercisable  Unexercisable
----                         -----------        --------       -----------     -------------   -----------  -------------
James G. Garvey                  --                --                --                --          --              --
Donald H. Megrath                --                --             4,000             8,000          --              --
                                                                     --            10,000          --          10,000
William A. Mahan                 --                --             8,000            16,000          --              --
                                                                     --            20,000          --          20,000
Mark N. Rogers                   --                --                --            15,000          --          15,000
                                                                  2,500            12,500          --              --
Kenneth J. Biehl                 --                --             1,667             8,333          --              --

----------
(1) Options are considered "in the money" if the fair market value of the underlying securities exceeds the exercise price of the options. These values are based on the December 31, 2002 closing price of the common stock of $1.33 per share on the Nasdaq SmallCap Market, less the per share exercise price.

Equity Compensation Plan Information

      The following table provides information about compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance to employees or non-employees (such as directors and consultants), as of December 31, 2002:

                                                                                                            Number of
                                                                                                      securities remaining
                                                       Number of                                      available for future
                                                   securities to be                                   issuance under equity
                                                      issued upon           Weighted-average           compensation plans
                                                      exercise of           exercise price of         (excluding securities
                                                 outstanding options,     outstanding options,            reflected in
               Plan Category                      warrants and rights      warrants and rights             column (a))
               -------------                      -------------------      -------------------             -----------
                                                          (a)                      (b)                         (c)
Equity compensation plans approved by
security holders:
     1997 Long Term Incentive Plan..........            500,315                    2.51                      651,585
     2000 Employee Stock Purchase Plan......                 --                      --                       60,688
Equity compensation plans not approved by
security holders:
     2002 Broad-Based Stock Incentive Plan..            492,852                    2.51                      707,148
                                                        -------                                            ---------
Total.......................................            993,167                                            1,419,421
                                                        =======                                            =========

Employment Agreements

      We have employment agreements with James G. Garvey, Jr., Donald H. Megrath and Kenneth J. Biehl.

      Term. The agreement with Mr. Garvey expires on April 1, 2004, but may be renewed for successive one-year terms upon the written consent of Mr. Garvey and us. Mr. Megrath and Mr. Biehl are employed at will.

      Salary. Pursuant to their respective employment agreements, the current annual salary for each of these executives is as follows: Mr. Garvey, $175,000, Mr. Megrath, $125,000; and Mr. Biehl, $110,000. Mr. Garvey may receive a discretionary bonus. Mr. Megrath and Mr. Biehl are eligible for a bonus based upon cash flow performance of the company.

      Stock Option Grants. Pursuant to their respective employment agreements, Mr. Mahan received an initial grant of options to acquire 24,000 shares of our common stock at $3.30 per share. In 2002, Mr. Rogers received an initial grant of options to acquire 15,000 shares of our common stock at $1.55 per share, Mr. Megrath received an initial grant of options to acquire 12,000 shares of our common stock at $2.50 and Mr. Biehl received an initial grant of options to acquire 10,000 shares of our common stock at $1.50. In 2003, Mr. Garvey received a grant of options to acquire 100,000 shares of our common stock at $.51; Mr Megrath received a grant of options to acquire 58,000 shares of our common stock at $.51; and Mr. Biehl received a grant of options to acquire 30,000 shares of our common stock at $.51. The exercise prices of the above options were based on the fair market value of our common stock at time of each grant.

      Termination of Employment. We may terminate each executive's employment with or without cause by delivering written notice to the executive. Each executive may terminate his employment with or without reason by delivering written notice to us. If Mr. Garvey's employment is terminated without cause or if Mr. Garvey terminates his employment for good reason, he will receive his base salary for the duration of the then current term and any accrued bonus.

      Nonsolicitation and Confidentiality. Each of the executives has agreed not to solicit our clients or employees or to reveal our confidential information during the term of his or her employment with us and for varying time periods after termination ranging from one to two years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      John M. Blair resigned as our Chief Operating Officer on January 5, 2001. On January 8, 2001, he entered into a Consulting Agreement with the Company. Mr. Blair's services pursuant to the agreement include advice and guidance, primarily to the corporate staff and the General Managers of our business units, on organizational development and planning, management development and strategic and operational planning initiatives, for two to three days per week. For these services, we paid Mr. Blair $133,000 during 2001. In addition to his consulting role, Mr. Blair also joined our Board and the Board's Compensation Committee on January 11, 2001.

      On February 26, 2003 and April 2, 2003, the Company issued to James G. Garvey, Jr., our Chairman, Chief Executive Officer and President, an aggregate of 40,000 shares of Series A 8% Convertible Preferred Stock for aggregate proceeds of $400,000. On April 4, 2003, the Company issued to Mr. Garvey 40,000 shares of Series B 12% Convertible Preferred Stock in exchange for a like number of shares of the Series A 8% Convertible Preferred Stock and an additional 60,000 shares of Series B 12% Convertible Preferred Stock. The aggregate purchase price for the Series B 12% Convertible Preferred Stock issued to Mr. Garvey, including the $400,000 invested in the Series A 8% Convertible Preferred Stock, was $1,000,000. In connection with the investment in the Series B 12% Convertible Preferred Stock, and in consideration of Mr. Garvey's guarantee of the Company's new $1.0 million revolving line of credit, the Company issued Mr. Garvey a warrant to purchase 300,000 shares of our Common Stock at the market price on April 4, 2003. The warrant expires thirty days after the guarantee has been extinguished.

                             STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total return to stockholders of the Company's common stock at December 31, 2002 since March 17, 2000 (the date the Company first became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended) to the cumulative total return over such period of (i) the "Nasdaq Stock Market (U.S.)" index, and (ii) "The Street.com Internet" index. The graph assumes the investment of $100 in the Company's common stock and each of such indices (from March 17, 2000) and reflects the change in the market price of the Company's common stock relative to the noted indices at semi-annual intervals from March 17, 2000 to December 31, 2002 (and not for any interim periods). In addition, the figures have been adjusted to reflect application of the effect on the cumulative total return, as compared to the noted indices, of the reverse stock split of our Common Stock which was approved by our stockholders at the Special Meeting of Stockholders held on December 19, 2002. The performance shown is not necessarily indicative of future price performance.

                                 [GRAPH OMITTED]

                                TOTAL RETURN DATA

                                             3/17/00   6/30/00    12/31/00    6/30/01   12/31/01     06/30/02    12/31/02
                                             -------   -------    --------    -------   --------     --------    --------
Integrated Information Systems, Inc....       100.00     39.11       3.13       5.41       1.71         1.05        1.27
Nasdaq Stock Market (U.S.).............       100.00     82.66      51.49      45.03      40.65        25.82       33.52
The Street.com Internet Index..........       100.00     66.15      23.62      12.32      10.52         8.02       17.51

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered the beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

      This table sets forth information regarding the beneficial ownership of our common stock as of March 21, 2003 by:

      o each person known by us to be a beneficial owner of more than 5% of the outstanding shares of our common stock;

      o     each of our directors;

      o each of our executive officers named in the Summary Compensation Table set forth in this proxy statement; and

      o     all of our current directors and executive officers as a group.

      Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned, and the address of each of the listed stockholders is 2250 West 14th Street, Tempe, Arizona 85281.

      The percentage of beneficial ownership for each stockholder is based on 3,480,151 shares outstanding as of March 21, 2003. Shares subject to options which are exercisable within 60 days of March 21, 2003 are deemed to be outstanding, even if the exercise price is more than the current public trading price, and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding or beneficially owned for the purpose of computing the percentage ownership of any other person. An asterisk (*) indicates ownership of less than 1%.

                                                                           Shares
                                                                         Underlying
                                                       Shares              Options            Percent
                                                       ------              -------            -------

James G. Garvey, Jr .........................         2,126,288                --              61.1
John M. Blair ...............................             2,892             4,000                --
Stephen W. Brown ............................               100             4,000                --
R. Nicholas Loope ...........................                --             4,000                --
Richard M. Gardner ..........................                --             4,000                --
William A. Mahan ............................                --            11,334                --
Mark N. Rogers ..............................                --             7,500                --
Donald H. Megrath ...........................                --             7,667                --
Kenneth J. Biehl ............................                --             3,334                --
All current directors and executive
    officers as a group (9 persons) .........         2,129,280            45,835              62.5

           APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
                    CERTIFICATE OF INCORPORATION, AS AMENDED,
           TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                (Proposal No. 2)

      The Company's stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation, as amended and restated, to effect the decrease in the number of authorized shares of Common Stock from 100,000,000 to 15,000,000.

Required Vote

      The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting of Stockholders is required to approve the foregoing proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes. In the absence of instructions to the contrary, proxies covering the common stock will be voted for the amendment.

--------------------------------------------------------------------------------
    The Board of Directors recommends a vote FOR the proposal to approve the amendment to the Company's Amended and Restated Certificate of Incorporation, as
     amended, to decrease the number of authorized shares of Common Stock.
--------------------------------------------------------------------------------

      The Board has unanimously adopted a resolution approving, and recommending to the Company's stockholders for their approval, a proposal to amend Article Four paragraph A of the Company's Certificate of Incorporation, as amended and restated, authorizing the decrease in the number of authorized shares of Common Stock from 100,000,000 to 15,000,000 to be effected upon the filing with the Secretary of State of the State of Delaware the appropriate amendment to our Certificate of Incorporation. The form of the proposed amendment to our Certificate of Incorporation is annexed to this Proxy Statement as Appendix A (the " Decreased Common Stock Amendment"). Approval and filing of the Decreased Common Stock Amendment will effectuate the decrease in the authorized number of shares of Common Stock ("Decreased Authorized Common Stock") by reducing the number of authorized shares of Common Stock that the Company may issue from 100,000,000 to 15,000,000. As of March 21, 2003 there were 3,480,151 shares of
Common Stock outstanding.

      James G. Garvey, Jr., the Company's Chief Executive Officer, owned approximately 61% of the Common Stock as of March 21, 2003. Mr. Garvey's Common Stock holdings are sufficient to approve the amendment to the Company's Certificate of Incorporation, as amended and restated, to effect the Decreased Authorized Common Stock, and we anticipate that Mr. Garvey will vote FOR this Proposal.

Reasons for the Decreased Common Stock Amendment

      We currently have 100,000,000 shares of Common Stock authorized for issuance. We effected a one-for-five reverse split of our Common Stock in December 2002. In connection with the reverse split, the Board has determined that it is in the best interests of the Company and its stockholders to also decrease the number of authorized shares of Common Stock from 100,000,000 to 15,000,000. The decrease would become effective upon filing the proposed Decreased Common Stock Amendment with the Secretary of State of the State of Delaware or such later date as may be set forth in the Certificate of Amendment.

      The Board determined to decrease the number of authorized shares of Common Stock because it believes that, after implementation of the Decreased Authorized Common Stock, the availability of a reduced number of authorized shares of Common Stock will be sufficient for corporate purposes. In addition, such a decrease in the number of authorized shares of Common Stock would reduce the amount of franchise tax we pay annually to the State of Delaware.

Shares of Common Stock Issued and Outstanding

      The Company is currently authorized to issue a maximum of 100,000,000 shares of Common Stock. As of March 21, 2003, there were approximately 3,480,151 shares of Common Stock issued and outstanding. The Decreased Common Stock Amendment will not change the number of outstanding shares of Common Stock.

      With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the effectiveness of the Decreased Authorized Common Stock Amendment will remain the same. After the effectiveness of the Decreased Authorized Common Stock Amendment, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change as a result of the Decreased Authorized Common Stock.

      The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Decreased Authorized Common Stock will not affect the registration of the Common Stock under the Exchange Act.

Effects of the Decreased Authorized Common Stock

      As a result of the Decreased Authorized Common Stock, there will be a decrease in the total number of authorized shares of Common Stock that the company may issue including the number of shares of Common Stock unissued and available for future issuance. This will decrease the number of shares of available Common Stock for issuance to raise capital for any proper corporate purpose approved by the Board of Directors, including future financing transactions. Although this decrease could, under certain circumstances, reduce any anti-takeover effect (by, for example, reducing the number of shares available for issuances of Common Stock which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Decreased Authorized Common Stock is not being proposed in response to any effort of which management of Integrated Information Systems is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a similar plan by management. In addition, the Decreased Authorized Common Stock will reduce the ability to dilute the holdings of Mr. Garvey, the Company's Chief Executive Officer, who has beneficial ownership of approximately 61% as of March 21, 2003.

      Holders of the Common Stock have no preemptive or other subscription rights.

Appraisal Rights

      No appraisal rights are available under Delaware law or under the Company's Certificate of Incorporation, as amended and restated, or By-Laws to any stockholder who dissents from the proposal to approve the Decreased Common Stock Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by a decrease in authorized shares generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Effect on Legal Ability to Pay Dividends

      The Decreased Authorized Common Stock Amendment will have no material impact on the legal ability of the Company to pay dividends.

            RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP
                        AS INDEPENDENT OUTSIDE ACCOUNTANT
                                (Proposal No. 3)

      The Company's stockholders are being asked to ratify the appointment of Hein + Associates LLP as our independent outside accountant.

Required Vote.

      The ratification of the appointment of Hein + Associates LLP as our independent outside accountant will be adopted upon the affirmative vote of the majority of shares voting on the proposal. Abstentions and brokers non-votes will have no effect on the outcome.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the ratification of the appointment of Hein + Associates LLP as our independent outside accountant for the year ending December 31, 2003.
--------------------------------------------------------------------------------

      Our principal independent public accounting firm during 2002 was KPMG LLP, but the Audit Committee retained Hein + Associates LLP to conduct the audit for the year ending December 31, 2002. We are asking stockholders to ratify the appointment of Hein + Associates LLP to conduct the audit for the year ending December 31, 2003. A representative of Hein + Associates LLP will attend the annual meeting, have an opportunity to make a statement and be available to answer questions. Fees for the fiscal 2002 annual audit paid to Hein + Associates LLP's were $35,000. We paid KPMG LLP $58,220 for review of fiscal 2002 quarterly reviews of financial statements and $7,800 for their review and consent relating to periods previous to 2002 for the fiscal 2002 annual audit. We did not pay Hein + Associates LLP any other fees for fiscal 2002. We paid no fees for financial information systems designs and implementation. Our Audit Committee has considered whether the provision of these services is compatible with maintaining Hein + Associates LLP's independence and has concluded that it is compatible.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by us during the year ended December 31, 2002, we believe that, during such year our executive officers, directors, and ten percent stockholders complied with all such filing requirements.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

      o We have an advance notice provision under our Bylaws for stockholder business to be presented at meetings of stockholders. These provisions state that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice in writing to our Secretary. A stockholder proposal relating to nominations or other business, to be timely, must be received at our principal executive offices between 90 and 120 calendar days in advance of the anniversary date of the immediately preceding annual meeting or, in the case of a special meeting, such notice must be received not later than the close of business on the seventh day following the day on which notice of the date of the special meeting is mailed to stockholders.

      Under our Bylaws, if you wish to nominate directors or bring other business before the stockholders at the special meeting of stockholders:

      o You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates;

      o For nominations, you must give written notice of your nomination and include the detailed information described in our Bylaws, including your name and address and the name and address of your nominee(s), a representation that you are a holder of record of our securities entitled to vote at the meeting, the number of shares of common stock which you beneficially own, a description of any arrangements between you and each nominee, information concerning such nominee as would be required for proxy disclosure had the Board of Directors nominated your nominee, and the consent of your nominee(s) to serve as director(s) if elected; or

      o For other business, your notice must contain the specific information required in our Bylaws, including a description of the business to be brought before the meeting, your name and address, the number of shares of common stock which you own (beneficially or of record), a description of any arrangements between you and any other person in connection with the proposal of such business and any material interest you have in such business, and a representation that you intend to appear in person or by proxy at the meeting.

      A nomination or other proposal will be disregarded if it does not comply with the above procedures and any additional requirements set forth in our Bylaws. Please note that these requirements relate only to the matters you wish to bring before your fellow stockholders at an annual or special meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

                                  OTHER MATTERS

      As of the date of this proxy statement, we are not aware of any matter to be presented for action at the annual meeting other than the matters described in these materials. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

                                 By Order of the Board of Directors,

                                 /s/ Donald H. Megrath
                                 ---------------------
May 5, 2003                      Donald H. Megrath
                                 Senior Vice President, Chief Financial Officer
                                 and Secretary

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       TO

                          CERTIFICATE OF INCORPORATION
                                       OF
                      INTEGRATED INFORMATION SYSTEMS, INC.


      The undersigned, the Chief Executive Officer of Integrated Information Systems, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

      FIRST: That the name of the Corporation is Integrated Information Systems, Inc.

      SECOND: That the Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on November 15, 1999 and was amended and restated on January 6, 2000, January 7, 2000, January 13, 2000, July 22, 2000, August 1, 2000, December 19, 2002, February 26, 2003, and April 4, 2003.

      THIRD: That ARTICLE FOUR Paragraph A of said Certificate of Incorporation is hereby amended and restated in its entirety as follows:

            "A. The Corporation is authorized to issue two classes of shares to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of Common Stock that the Corporation shall have authority to issue is 15,000,000 and each of such shares shall have a par value of $.001; and the total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 5,000,000 and each of such shares shall have a par value of $.001."

      FOURTH: The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the Company's By-Laws at a meeting of the Board of Directors of the Corporation.

      FIFTH: At the Annual Meeting of the Stockholders of the Corporation, duly called and held, a majority of the shares of the outstanding Common Stock entitled to vote thereon were voted in favor of the amendment in accordance with
Section 242 of the General Corporation Law of the State of Delaware.

      SIXTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

      The undersigned, being the Chief Executive Officer of the Corporation, for purposes of amending its Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument on ______________, 2003.

                              INTEGRATED INFORMATION SYSTEMS, INC.


                              By:_______________________________________________
                              Name: James G. Garvey, Jr.
                              Chairman, Chief Executive Officer and President


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

                      INTEGRATED INFORMATION SYSTEMS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JUNE 5, 2003
                        9:00 a.m., Pacific Daylight Time

Integrated Information Systems, Inc.
2250 West 14th Street
Tempe, Arizona 85281                                        Proxy
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints James G. Garvey, Jr., Donald H. Megrath and Kenneth J. Biehl, and each of them, proxies, with power of substitution, acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of Integrated Information Systems, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 2250 West 14th Street, Tempe, Arizona 85281 on Thursday, June 5, 2003, at 9:00 a.m., Pacific Daylight Time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Integrated Information Systems, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

PROPOSAL: THE ELECTION OF FIVE DIRECTORS TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS:

01 John M. Blair                 04 R. Nicholas Loope

02 Stephen W. Brown              05 Richard M. Gardner

03 James G. Garvey, Jr.

[_]  Vote For All Nominees (except as marked to withhold below)
[_]  Vote WITHHELD From All Nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

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PROPOSAL: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS
AMENDED AND RESTATED, TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 15,000,000:

______ FOR        ______ AGAINST          ______ ABSTAIN

PROPOSAL: RATIFY SELECTION OF HEIN + ASSOCIATES, LLP AS INDEPENDENT ACCOUNTANT OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2003:

______ FOR        ______ AGAINST          ______ ABSTAIN


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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS
THAT PROPERLY MAY BE PRESENTED AT THE MEETING.

IF YOU MAIL US YOUR PROPERLY EXECUTED PROXY CARD, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR THE PROPOSALS.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof. ________________________

Address Change? Mark Box [ ]  Indicate changes below:        Date:______________


--------------------------------------------------------------------------------
               Signature(s) in Box

Please sign EXACTLY as your name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

----------------------------------             ---------------------------------

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